SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 30, 2004

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

401 North Main Street,
Winston-Salem, NC 27102-2990
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:      336-741-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. Acquisition or Disposition of Assets.

     Pursuant to the terms of the Business Combination Agreement executed on October 27, 2003, and subsequently amended, R.J. Reynolds Tobacco Holdings, Inc., referred to as RJR, on July 30, 2004, completed its acquisition and combination of the U.S. assets, liabilities and operations of Brown & Williamson Tobacco Corporation, referred to as B&W, a subsidiary of British American Tobacco p.l.c, referred to as BAT, with R. J. Reynolds Tobacco Company, referred to as RJR Tobacco. The combination transactions were accomplished through a new publicly traded holding company, Reynolds American Inc., referred to as RAI, with approximately 148 million shares outstanding, to hold the combined businesses.

     RAI was incorporated in the state of North Carolina on January 5, 2004, for the purpose of facilitating the transactions to combine RJR Tobacco with the U.S. cigarette and tobacco business of B&W. As of January 20, 2004, RJR and B&W each had paid $6,500 to acquire a 50% ownership in RAI, and each had contributed additional capital of $195,500.

     Coincident with completion of the combination transactions, B&W contributed a number of previously held shares to RAI, sufficient to reduce its ownership to 61,952,762 shares, or approximately 42%, of RAI’s common stock. The shares of RAI previously owned by RJR were cancelled, eliminating RJR’s 50% ownership of RAI. Previous RJR stockholders were issued common shares of RAI in exchange for their existing RJR shares, on a one-for-one basis, resulting in ownership of approximately 58% of RAI’s common stock outstanding at the closing. No indebtedness for borrowed money of B&W was assumed by RAI.

     As part of the combination transactions, B&W, along with its U.S. operations, transferred approximately $600 million in cash, an amount equal to its pre-closing accrued liabilities under the MSA. The RJR Tobacco and B&W U.S. tobacco operations were combined in an indirect subsidiary of RAI, referred to as New RJR Tobacco, and New RJR Tobacco, and in certain instances, RAI, have agreed to indemnify B&W and its affiliates for, among other things, all liabilities arising before or after the closing that relate to B&W’s U.S. cigarette and tobacco business. These liabilities include B&W’s historic and future tobacco-related litigation liabilities and all liabilities under the MSA and other state settlement agreements. B&W has agreed to indemnify RAI and its subsidiaries to the extent the pre-closing MSA liabilities paid by RAI exceed the cash amount contributed by B&W to RAI at closing in respect of its MSA liabilities.

     As part of the combination transactions, RAI paid $400 million in cash to acquire from an indirect subsidiary of BAT, the capital stock of Cigarette Manufacturers Supplies Inc., which owns all of the capital stock of Lane Limited. Lane manufactures or distributes cigars, roll-your-own, cigarette and pipe tobacco brands, including DUNHILL and CAPTAIN BLACK tobacco products. BAT will retain the rights to use the BAT trademarks outside the United States.

     As part of the combination transactions, RJR contributed all of the capital stock of Santa Fe Natural Tobacco Company, Inc., a direct, wholly owned subsidiary of RJR and manufacturer and distributor of cigarette and other tobacco products under the NATURAL AMERICAN SPIRIT brand, to RAI in exchange for shares of Series B Preferred Stock of RAI. Upon completion of the combination transactions, Santa Fe became a direct, wholly owned subsidiary of RAI. Both Santa Fe and Lane operate as independent subsidiaries of RAI.

     The transactions are expected to be tax-free to RJR stockholders, and is being treated as a purchase of B&W by RAI for financial accounting purposes. In determining the purchase price for the transactions, RJR considered the historical and expected earnings and cash flows of the net assets, as well as comparable transactions and the market for such assets generally. RAI intends to use these acquired assets for the same purpose for which they were used by B&W and BAT. The headquarters and operations of RAI will be consolidated in Winston-Salem, North Carolina.

ITEM 7. Financial Statements and exhibits.

(a). Financial statements of businesses acquired.

     Financial statements of the business acquired were previously furnished in the Registrant’s registration statement on From S-4, Amendment No. 4, filed June 23, 2004.

(b). Pro forma financial information.

     Pro forma financial information was previously furnished in the Registrant’s registration statement on Form S-4, Amendment No. 4, filed June 23, 2004.

(c). Exhibits.

Exhibit
Number	Description
2.1	Business Combination Agreement, dated as of October 27, 2003, by and between R.J. Reynolds Tobacco Holdings, Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 99.2 to R.J. Reynolds Tobacco Holdings, Inc.’s Form 8-K dated October 29, 2003).

2.2	Amendment No. 1, dated as of January 9, 2004, to the Business Combination Agreement dated as of October 27, 2003, by and between R.J. Reynolds Tobacco Holdings, Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 2.2 to R.J. Reynolds Tobacco Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, filed March 5, 2004).

2.3	Amendment No. 2, dated as of June 15, 2004, to the Business Combination Agreement, dated as of October 27, 2003, as amended, by and between R.J. Reynolds Tobacco Holdings, Inc. and Brown & Williamson Tobacco Corporation.

2.4	Amendment to Business Combination Agreement and Disclosure Schedule, dated July 30, 2004, by Brown & Williamson Tobacco Corporation, and accepted and agreed to by R.J. Reynolds Tobacco Holdings, Inc.

2.5	Joinder Agreement, dated as of January 9, 2004, among Reynolds American Inc., Brown & Williamson Tobacco Corporation and R.J. Reynolds Tobacco Holdings, Inc.

2.6	Lane Stock Purchase Agreement, dated as of October 27, 2003, by and among R.J. Reynolds Tobacco Holdings, Inc., American Cigarette Company Overseas B.V., Cigarette Manufacturers Supplies Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 99.3 to R.J. Reynolds Tobacco Holdings, Inc.’s Form 8-K dated October 29, 2003).

2.7	Amendment No. 1, dated as of January 9, 2004, to Lane Stock Purchase Agreement dated as of October 27, 2003, by and among R.J. Reynolds Tobacco Holdings, Inc., American Cigarette Company Overseas B.V., Cigarette Manufacturers Supplies Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 2.4 to R.J. Reynolds Tobacco Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, filed March 5, 2004).

2.8	Joinder Agreement, dated as of January 9, 2004, among American Cigarette Company Overseas B.V., Cigarette Manufacturers Supplies Inc., R.J. Reynolds Tobacco Holdings, Inc. and Reynolds American Inc.

Exhibit
Number	Description
3.1	Amended and Restated Certificate of Incorporation of Reynolds American Inc. (incorporated by reference to Exhibit 1 to Registrant’s Form 8-A filed July 29, 2004).

3.2	Amended and Restated Bylaws of Reynolds American Inc. (incorporated by reference to Exhibit 2 to Registrant’s Form 8-A filed July 29, 2004).

4.1	Rights Agreement, between Reynolds American Inc. and The Bank of New York, as rights agent (incorporated by reference to Exhibit 3 to Registrant’s Form 8-A filed July 29, 2004).

4.2	Third Supplemental Indenture, dated as of July 30, 2004, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc., R. J. Reynolds Tobacco Company, RJR Acquisition Corp., GMB, Inc., FHS, Inc., R. J. Reynolds Tobacco Co., RJR Packaging, LLC, BWT Brands, Inc. and The Bank of New York, as Trustee, to the Indenture dated May 15, 1999, among RJR Nabisco, Inc., R. J. Reynolds Tobacco Company and The Bank of New York, as Trustee.

4.3	Second Supplemental Indenture, dated as of July 30, 2004, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc., R. J. Reynolds Tobacco Company, RJR Acquisition, GMB, Inc., FSH, Inc., R. J. Reynolds Tobacco Co., RJR Packaging, LLC, BWT Brands, Inc. and The Bank of New York, as Trustee, to the Indenture dated May 20, 2002, among R. J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company, RJR Acquisition Corp. and The Bank of New York.

10.1	Formation Agreement, dated as of July 30, 2004, among Brown & Williamson Tobacco Corporation, Brown & Williamson U.S.A., Inc. (nka R. J. Reynolds Tobacco Company) and Reynolds American Inc.

10.2	Governance Agreement, dated as of July 30, 2004, among British American Tobacco p.l.c., Brown & Williamson Tobacco Corporation and Reynolds American Inc.

10.3	Non-Competition Agreement, dated as of July 30, 2004, between Reynolds American Inc. and British American Tobacco p.l.c.

10.4	Contract Manufacturing Agreement, dated as of July 30, 2004, by and between R. J. Reynolds Tobacco Company and BATUS Japan, Inc.

10.5	Contract Manufacturing Agreement, dated as of July 30, 2004, by and between R. J. Reynolds Tobacco Company and B.A.T. (U.K. & Export) Limited.

10.6	Third Amended and Restated Credit Agreement, dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc. and the lending institutions listed and to be listed from time to time on Annex I thereto.

10.7	Fourth Amended and Restated Subsidiary Guaranty, by R. J. Reynolds Tobacco Company, RJR Acquisition Corp., GMB, Inc., FHS, Inc., R. J. Reynolds Tobacco Co., RJR Packaging, LLC and BWT Brands, Inc. to the creditors defined therein, issued in connection with the Third Amended and Restated Credit Agreement dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc. and the lending institutions listed and to be listed from time to time on Annex I thereto.

Exhibit
Number	Description
10.8	Amended and Restated Security Agreement, dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc., various subsidiaries of Reynolds American Inc. and JPMorgan Chase Bank, as Collateral Agent.

10.9	Amended and Restated Pledge Agreement, dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc., various subsidiaries of Reynolds American Inc. and JPMorgan Chase Bank, as Collateral Agent.

10.10	Mortgage, Security Agreement, Assignment of Leases, Rents and Rights, Financing Statement and Fixture Filing (South Carolina), made by R. J. Reynolds Tobacco Company, as the Mortgagor, to JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Mortgagee.

10.11	Deed to Secure Debt, Security Agreement and Assignment of Leases, Rents and Rights (Georgia), made by R. J. Reynolds Tobacco Company, as the Grantor, to JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Grantee.

10.12	First Amendment to Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (Davie County) made by R. J. Reynolds Tobacco Company, as the Trustor, to The Fidelity Company, as Trustee, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Beneficiary.

10.13	First Amendment to Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (Forsyth County) made by R. J. Reynolds Tobacco Company, as the Trustor, to The Fidelity Company, as Trustee, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Beneficiary.

10.14	First Amendment to Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (Stokes County) made by R. J. Reynolds Tobacco Company, as the Trustor, to The Fidelity Company, as Trustee, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Beneficiary.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III
Title: Senior Vice President, Deputy General Counsel and Secretary

Date: August 9, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description
2.1	Business Combination Agreement, dated as of October 27, 2003, by and between R.J. Reynolds Tobacco Holdings, Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 99.2 to R.J. Reynolds Tobacco Holdings, Inc.’s Form 8-K dated October 29, 2003).
2.2	Amendment No. 1, dated as of January 9, 2004, to the Business Combination Agreement dated as of October 27, 2003, by and between R.J. Reynolds Tobacco Holdings, Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 2.2 to R.J. Reynolds Tobacco Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, filed March 5, 2004).
2.3	Amendment No. 2, dated as of June 15, 2004, to the Business Combination Agreement, dated as of October 27, 2003, as amended, by and between R.J. Reynolds Tobacco Holdings, Inc. and Brown & Williamson Tobacco Corporation.
2.4	Amendment to Business Combination Agreement and Disclosure Schedule, dated July 30, 2004, by Brown & Williamson Tobacco Corporation, and accepted and agreed to by R.J. Reynolds Tobacco Holdings, Inc.
2.5	Joinder Agreement, dated as of January 9, 2004, among Reynolds American Inc., Brown & Williamson Tobacco Corporation and R.J. Reynolds Tobacco Holdings, Inc.
2.6	Lane Stock Purchase Agreement, dated as of October 27, 2003, by and among R.J. Reynolds Tobacco Holdings, Inc., American Cigarette Company Overseas B.V., Cigarette Manufacturers Supplies Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 99.3 to R.J. Reynolds Tobacco Holdings, Inc.’s Form 8-K dated October 29, 2003).
2.7	Amendment No. 1, dated as of January 9, 2004, to Lane Stock Purchase Agreement dated as of October 27, 2003, by and among R.J. Reynolds Tobacco Holdings, Inc., American Cigarette Company Overseas B.V., Cigarette Manufacturers Supplies Inc. and Brown & Williamson Tobacco Corporation (incorporated by reference to Exhibit 2.4 to R.J. Reynolds Tobacco Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003, filed March 5, 2004).
2.8	Joinder Agreement, dated as of January 9, 2004, among American Cigarette Company Overseas B.V., Cigarette Manufacturers Supplies Inc., R.J. Reynolds Tobacco Holdings, Inc. and Reynolds American Inc.
3.1	Amended and Restated Certificate of Incorporation of Reynolds American Inc. (incorporated by reference to Exhibit 1 to Registrant’s Form 8-A filed July 29, 2004).
3.2	Amended and Restated Bylaws of Reynolds American Inc. (incorporated by reference to Exhibit 2 to Registrant’s Form 8-A filed July 29, 2004).
4.1	Rights Agreement, between Reynolds American Inc. and The Bank of New York, as rights agent (incorporated by reference to Exhibit 3 to Registrant’s Form 8-A filed July 29, 2004).
4.2	Third Supplemental Indenture, dated as of July 30, 2004, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc., R. J. Reynolds Tobacco Company, RJR Acquisition Corp., GMB, Inc., FHS, Inc., R. J. Reynolds Tobacco Co., RJR Packaging, LLC, BWT Brands, Inc. and The Bank of New York, as Trustee, to the Indenture dated May 15, 1999, among RJR Nabisco, Inc., R. J. Reynolds Tobacco Company and The Bank of New York, as Trustee.
4.3	Second Supplemental Indenture, dated as of July 30, 2004, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc., R. J. Reynolds Tobacco Company, RJR Acquisition, GMB, Inc., FSH, Inc., R. J. Reynolds Tobacco Co., RJR Packaging, LLC, BWT Brands, Inc. and The Bank of New York, as Trustee, to the Indenture dated May 20, 2002, among R. J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company, RJR Acquisition Corp. and The Bank of New York.

Exhibit
Number	Description
10.1	Formation Agreement, dated as of July 30, 2004, among Brown & Williamson Tobacco Corporation, Brown & Williamson U.S.A., Inc. (nka R. J. Reynolds Tobacco Company) and Reynolds American Inc.
10.2	Governance Agreement, dated as of July 30, 2004, among British American Tobacco p.l.c., Brown & Williamson Tobacco Corporation and Reynolds American Inc..
10.3	Non-Competition Agreement, dated as of July 30, 2004, between Reynolds American Inc. and British American Tobacco p.l.c.
10.4	Contract Manufacturing Agreement, dated as of July 30, 2004, by and between R. J. Reynolds Tobacco Company and BATUS Japan, Inc.
10.5	Contract Manufacturing Agreement, dated as of July 30, 2004, by and between R. J. Reynolds Tobacco Company and B.A.T. (U.K. & Export) Limited.
10.6	Third Amended and Restated Credit Agreement, dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc. and the lending institutions listed and to be listed from time to time on Annex I thereto.
10.7	Fourth Amended and Restated Subsidiary Guaranty, by R. J. Reynolds Tobacco Company, RJR Acquisition Corp., GMB, Inc., FHS, Inc., R. J. Reynolds Tobacco Co., RJR Packaging, LLC and BWT Brands, Inc. to the creditors defined therein, issued in connection with the Third Amended and Restated Credit Agreement dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc. and the lending institutions listed and to be listed from time to time on Annex I thereto.
10.8	Amended and Restated Security Agreement, dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc., various subsidiaries of Reynolds American Inc. and JPMorgan Chase Bank, as Collateral Agent.
10.9	Amended and Restated Pledge Agreement, dated as of July 30, 2004, among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc., various subsidiaries of Reynolds American Inc. and JPMorgan Chase Bank, as Collateral Agent.
10.10	Mortgage, Security Agreement, Assignment of Leases, Rents and Rights, Financing Statement and Fixture Filing (South Carolina), made by R. J. Reynolds Tobacco Company, as the Mortgagor, to JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Mortgagee.
10.11	Deed to Secure Debt, Security Agreement and Assignment of Leases, Rents and Rights (Georgia), made by R. J. Reynolds Tobacco Company, as the Grantor, to JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Grantee.
10.12	First Amendment to Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (Davie County) made by R. J. Reynolds Tobacco Company, as the Trustor, to The Fidelity Company, as Trustee, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Beneficiary.
10.13	First Amendment to Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (Forsyth County) made by R. J. Reynolds Tobacco Company, as the Trustor, to The Fidelity Company, as Trustee, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Beneficiary.
10.14	First Amendment to Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (Stokes County) made by R. J. Reynolds Tobacco Company, as the Trustor, to The Fidelity Company, as Trustee, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent for various lending institutions, as the Beneficiary.